                                                                   Exhibit 10.23

                                 PROMISSORY NOTE

------------------ ------------ ------------- ----------- ---------- ------------- ----------- ----------- -----------
    Principal       Loan Date     Maturity     Loan No.     Call      Collateral    Account     Officer     Initials
  $297,500,000     05/18/2001    08/30/2004      9002        4AO         3112       2350106       CRW
------------------ ------------ ------------- ----------- ---------- ------------- ----------- ----------- -----------

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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-------------------------------------------------------------------------------


BORROWER: INFORMEDIX, INC.                       LENDER: United Bank
          5920 Hubbard Drive                             2071 Chain Bridge Road
          Rockville, MD 20852                            Vienna, VA 22182

===============================================================================
                                IMPORTANT NOTICE
THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.
===============================================================================

Principal Amount: $297,500.00                        Date of Note; May 18, 2001

PROMISE TO PAY. INFORMEDIX, INC. ("Borrower") promises to pay to United Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Hundred Ninety Seven Thousand Five Hundred & 00/100 Dollars ($297,500.00), together with interest on the unpaid principal balance from May 18, 2001, until paid in full.

PAYMENT. Subject to any payment changes resulting from changes in the index, Borrower will pay this loan in accordance with the following payment schedule:

         3 consecutive monthly Interest payments, beginning June 30, 2001, with interest calculated on the unpaid principal balances at an interest rate of 1.000 percentage points over the index described below; 36 consecutive monthly principal payments of $8,263.89 each, beginning September 30, 2001, with interest calculated on the unpaid principal balances at an interest rate of 1.000 percentage points over the Index described below; and 36 consecutive monthly interest payments, beginning September 30, 2001, with interest calculated on the unpaid principal balances at an interest rate of 1.000 percentage points over the index described below. Borrower's final payment of $8,263.89 will be due on August 30, 2004. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled and that the Index does not change; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under this Note.

The annual interest rate for this Note is computed on a 365/360 basis; that Is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The Interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Prime Lending Rate as published in the "Money Rates" section of the Wall Street Journal (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute Index after notice to Borrower. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. The Index currently is 7.000% per annum. The interest rate or rates to be applied to the unpaid principal balance of this Note will be the rate or rates set forth above In the "Payment" section. NOTICE:
Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (a) Increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (b) Increase Borrower's payments to cover accruing interest, Cc) Increase the number of Borrower's payments, and (d) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than ills due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 7 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower falls to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (i) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, immediately due and payable, without notice, and then Borrower will pay that amount. Upon default, or If this Note Is not paid at final maturity, Lender, at its option, may add any unpaid accrued Interest to principal and such sum will bear interest therefrom until paid, at the rate provided in this Note. Furthermore, subject to any limits under applicable law, upon default, Borrower also agrees to pay Lender's attorney fees equal to _____* of the principal balance due on the Note, and all of Lender's other collection expenses, whether or not there is a lawsuit and including without limitation legal expenses or bankruptcy proceedings. This Note shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Virginia.

CONFESSION OF JUDGMENT. Upon a default in payment of the indebtedness at maturity, whether by acceleration or otherwise, Borrower hereby irrevocably authorizes and empowers Neil I. Title and Julian Karpoff (either of whom may act alone) as Borrower's attorney-in-fact to appear in the Arlington County clerk's office and to confess judgment against Borrower for the unpaid amount of this Note as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, plus attorneys' fees as provided in this Note, plus costs of suit, and to release all errors, and waive all rights of appeal. if a copy of this Note, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Note have been paid in full.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff alt sums owing on this Note against any and all such accounts.

PRIOR NOTE. This PROMISSORY NOTE is a refinance of existing indebtedness between Borrower and Lender, evidenced by certain credit agreements including but not limited to the following: a CHANGE IN TERMS AGREEMENT dated February 6, 2000 in the principal amount of $297,500.00, and a PROMISSORY NOTE dated July 6, 1998 in the principal amount of $297,500.00.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security Interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

INFORMEDIX, INC.

By:/s/ Bruce Kehr
   -----------------------------------------
    Bruce A. Kehr, CEO

===============================================================================
Variable Rate. Irregular LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.26c(c) 2001 CFI ProServices, Inc. All rights reserved. [VA-D20 F3.26b INFORM.LN]